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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 13, 2001
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                               ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)


       0-23413                                             94-3123681
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(Commission File Number)                       (IRS Employer Identification No.)


4545 Horizon Hill Blvd., San Antonio, Texas                 78229
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  (Address of Principal Executive Offices)                 (Zip Code)


                                 (210) 949-8200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         On February 13, 2001, the Company and its wholly owned subsidiary, ILEX Acquisitions Inc., a Delaware corporation ("Purchaser") entered into a Share Purchase Agreement (the "Acquisition Agreement") with (i) Symphar S.A., a Swiss corporation ("Symphar"), and (ii) its shareholders: Valorous Trading PTE Ltd., Craig Bentzen, Jean-Charles Roguet, Mong Lan Nguyen and Eric Niesor (collectively, the "Shareholders"). Symphar, headquartered in Geneva, Switzerland, was a privately held, research-based pharmaceutical company with substantial intellectual properties focused on phosphonate and biphosphonate chemistry. Under the terms of the Acquisition Agreement, the Company acquired all of the issued and outstanding shares of capital stock of Symphar in exchange for 521,122 shares of common stock, $.01 par value, of the Company and $15,000,000 cash.

         The cash portion of the purchase price came from the Company's working capital. The amount paid by the Company was arrived at through negotiations between the Company, the Shareholders and Symphar and was based on a variety of factors, including, but not limited to, the prospect for commercializing certain of the assets of Symphar, the value of good will and the nature of the research-based pharmaceutical industry. The acquisition will be accounted for using the purchase method of accounting. The Company has granted certain registration rights for the shares issued in connection with the acquisition. The Company entered into an employment agreement with Craig Bentzen and in connection therewith, issued Bentzen options to purchase 30,000 shares of ILEX common stock.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

         It is impractical to provide the required financial statements of Symphar at the time of filing this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

         (b)  Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial information with respect to Symphar at the time of filing this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

         (c)  Exhibit Index.

         Exhibit 2.1 Share Purchase Agreement dated February 13, 2001, by and among ILEX Oncology, Inc., ILEX Acquisitions Inc., Symphar S.A., Valorous Trading PTE Ltd., Craig Bentzen, Jean-Charles Roguet, Mong Lan Nguyen and Eric Niesor (filed herewith)

         Exhibit 10.1 Investor Rights Agreement dated February 13, 2001 among ILEX Oncology, Inc., Valorous Trading PTE Ltd., Craig Bentzen, Jean-Charles Roguet, Mong Lan Nguyen and Eric Niesor(filed herewith)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ILEX ONCOLOGY, INC.



                                     By /s/ GREGORY L. WEAVER
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                                       Gregory L. Weaver, Vice President and
                                        Chief Financial Officer


DATE: February 27, 2001


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